Waddell & Reed Advisors Funds

Supplement dated January 2, 2013 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2012

and as supplemented May 8, 2012, June 4, 2012 and December 3, 2012

The following is added as a bullet point following the last bullet point of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors” section on page 46 of the Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus:

■

Sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries.

Supplement	Prospectus	1